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                                                              EXHIBIT  23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-57872 of Radian Group Inc. on Form S-8 of our report dated June 19, 2002 appearing in this Annual Report on Form 11-K of Radian Group Inc. Savings Incentive Plan for the year ended December 31, 2001.

/s/  Deloitte & Touche LLP

Deloitte & Touche LLP
Philadelphia, Pennsylvania
June 28, 2002



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